AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


      This Amendment (the "Amendment") to the Registration Rights Agreement between Intelect Communications, Inc., a Delaware corporation (the "Company") and Navesink Equity Derivative Fund LDC, a Cayman Islands limited duration company ("Navesink") dated December 16, 1997 (the "Agreement") is entered into by and between the Company and Navesink, and hereby amends the Agreement as set forth below. All capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

      1. Section 2.1 of the Agreement is hereby amended by deleting such section in its entirety and substituting the following new Section 2.1 in its place:

                  "2.1.       REGISTRATION.

                        2.1.1 REQUIRED REGISTRATION. The Company shall file with the Commission on or before August 10, 1998 (the "Filing Date") a registration statement on Form S-1, Form S-2, or Form S-3, as appropriate (the "Required Registration Statement") providing for the registration of the shares of Common Stock issuable upon the conversion of the Preferred Stock at the conversion price of $4.8125 per share, together with any Common Stock issued as dividends on the Preferred Stock as of the date hereof (collectively the "Registrable Securities") and will use its reasonable best efforts to have such Required Registration Statement declared effective by the Commission within 45 days of such Filing Date. The Company will take all reasonable steps to have such Required Registration Statement remain effective until the earlier of (i) December 15, 1999, (ii) until the Registrable Securities registered hereby are transferrable pursuant to Rule 144 under the Securities Act, or (iii) until all of the Registrable Securities have been sold under such Registration Statement. The Purchaser will notify the Company of the number of the Registrable Securities to be included in such Registration Statement."

      2. A new section 2.1.1.1 is added to read as follows:

                        "2.1.1.1 PIGGY-BACK REGISTRATIONS. During the period after the registration of the Registrable Securities pursuant to Section 2.1.1, then if at any time prior to the expiration of the Registration Period (as hereinafter defined), the Company proposes to file with the Commission a registration statement (the "Piggyback Registration Statement") relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to the Purchaser written notice of the Company's intention to file a Piggyback Registration Statement and of such Purchaser's rights under this
      Section 2.1.1.1 and, if within five (5) days after receipt of such notice, such Purchaser shall so request in writing, the Company shall include in such Piggyback Registration Statement all or any part of the Shares not includes in the Required Registration Statement such investor requests to be registered, subject to the priorities and limitations set forth in Section 2.1.1.1 below. If an offering in connection with which an investor is entitled to registration under this Section 2.1.1.1 is an underwritten offering, then each investor whose Shares are included in such Piggyback Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If a registration pursuant to this Section 2.1.1.1 is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Piggyback Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the investors and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration. The piggyback registration rights of the Purchaser under this Section 2.1.1.1 include only shares of Common Stock which (a) are attributable to dividends payable in Common Stock of the Company but which were not yet been declared by the Company or paid to the Purchaser as of the date hereof, or (b) represent additional shares of Common Stock issuable to the Purchaser upon conversion of the Preferred Shares attributable to the Purchaser using the conversion price which is
      0.85 multiplied by the average daily closing market bid price for the Common Stock of the Company as quoted on the NASDAQ National Market System for the previous five consecutive trading days from the date of the notice of election of conversion, as set forth in Section 6.01 of the Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of the $4.375, 10% Cumulative Convertible Preferred Stock, Series B, par value $0.01 per share of the Company, as corrected by that certain Certificate of Correction. The "Registration Period" for purposes of this Section 2.1.1.1 shall mean (i) until the Shares registered hereby are transferrable pursuant to Rule 144 under the Securities Act, or (ii) until all of such Shares have been sold under such Registration Statement."

      3. Section 2.1.2.3 of the Agreement is hereby amended by deleting in the first line the phrase "one time demand."

      4. Section 2.1.2.4 is hereby deleted in its entirety.

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      5.    Section 2.7 of the Agreement is hereby amended by deleting such section in its entirety and substituting the following new section
            2.7 in its place:

                        "2.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights conferred by this Agreement may not be assigned or transferred by the Purchaser to any other person or entity except with the prior written consent of the Company. Any such assignment or transfer without such consent shall be void and of no force and effect."

      6. Except as amended by this Amendment, the Agreement shall remain in full force and effect.


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      IN WITNESS WHEREOF, the Buyers and the Company have caused this Amendment to Registration Rights Agreement to be duly executed in this __ day of July
1998.

COMPANY:                            NAVESINK:

INTELECT COMMUNICATIONS, INC.       NAVESINK EQUITY DERIVATIVE
                                    FUND LDC
                                    BY: RUMSON CAPITAL, L.L.C., ITS
                                    INVESTMENT MANAGER


By:______________________________   By:_____________________________
   Name:  Herman Frietsch              Name:  John Burke
   Its:   Chief Executive Officer      Its:   Managing Member